Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-D

KEY PERFORMANCE FACTORS
July 31, 1998



        Expected B Maturity                         7/17/00


        Blended Coupon                               6.0579%


        Excess Protection Level
        3 Month Average   5.00%
          July, 1998   5.26%
          June, 1998   4.78%
          May, 1998   4.96%


        Cash Yield                                  18.75%


        Investor Charge Offs                         5.14%


        Base Rate                                    8.35%


        Over 35 Day Delinquency                      4.90%


        Seller's Interest                           15.22%


        Total Payment Rate                          14.52%


        Total Principal Balance                     $37,740,921,726.81


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $5,743,527,208.32